Exhibit 10.79






                                                                    July 1, 1997



Mr. Robert J. Zappa
2740 Kendrick Street
Golden, CO   80401

                      Re: Amendment of Employment Agreement
Dear Bob,

This letter agreement serves to further amend the employment agreement dated as of August 23, 1992, by and between you and PolyMedica Industries, Inc. (the "Company"), as amended by certain letter agreements dated as of March 18, 1993; March 31, 1994; April 11, 1995; and April 13, 1996 (together, the "Employment Agreement").

         Salary. The Base Salary, as defined in Section 3.1. of the Employment Agreement, is increased to $135,000 effective August 1, 1997.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                                      Very truly yours,


                                                      /s/ Steven J. Lee
                                                      Steven J. Lee
                                                      Chairman and Chief
                                                      Executive Officer

ACCEPTED AND AGREED TO:


/s/ Robert J. Zappa
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Robert J. Zappa